Sentinel Funds Sentinel Georgia Municipal Bond Fund

Supplement dated June 10, 2008 to the Prospectus dated March 28, 2008

The second paragraph under the heading Eligibility Requirements and Investment Minimums on page 13 of the Prospectus, is deleted and replaced with the following:

Class I shares do not charge a sales load and typically have an expense ratio that is lower than the Fund’s other classes of shares. Class I shares do not offer certain account services available to other classes, such as automatic investment and withdrawal plans and online account access. Class I shares are generally appropriate for investors who pay their financial intermediary other than through a sales charge (i.e., sales load and/or 12b-1 fee) and/or who do not have a need for those additional account services from the Fund. The following types of investors are eligible to purchase Class I shares:

• Investment advisory platforms, if such platform’s overall fee structure is designed with the intent of investing in class I or similar classes of shares, as evidenced by the platform investing in the class I or similar class of shares of at least one other mutual fund complex which offers classes similar to the Sentinel
Funds’ Class I and load-waived Class A shares, or by the platform investing solely in classes of shares of other mutual fund complexes which do not pay 12b-1 service fees;
• Institutional investors, other than investment advisory platforms, with an initial investment of at least $1 million in Class I shares;
• Qualified tuition programs established under Section 529 of the Code;
• Registered investment companies;
• Synovus Trust Company for trust accounts established on behalf of its clients;
• Accounts that received Class I shares of a Sentinel Fund in exchange for Class A shares of a Synovus Fund in a reorganization, but only with respect to reinvested dividends and distributions; and
• Deferred compensation plans established for the benefit of the employees, agents or Directors of National
Life Insurance Company and its affiliates.

Effective May 14, 2008 the paragraph contained on page 15 in regard to Foreign Addresses is deleted and replaced with the following:

Because the Funds are not registered for sales outside of the U.S. they cannot accept new accounts or investments into an account with a mailing address that is not within the U.S or a military address. You may hold, redeem shares or reinvest future dividend and capital gains, but not purchase shares into, an account originally established with a U.S. address if your address is later changed to a foreign address.

SF0972(0608)

Cat. No. 50812